SECURITIES AND EXCHANGE COMMISSION
                                     UNITED STATES
                                Washington, DC   20549

                                      FORM 8-K

                                    CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 31, 1996

                            REGENCY REALTY CORPORATION
             (Exact name of registrant as specified in its charter)



         Florida                        1-12298                59-3191743
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


  121 West Forsyth Street, Suite 200
       Jacksonville, Florida                                    32202
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:          (904)-356-7000



                                 Not Applicable
          (Former name or former address, if changed since last report)

                       REGENCY REALTY CORPORATION
                       __________________________
                   Supplemental Financial Information
                             December 31, 1996


                             TABLE OF CONTENTS

1.       Summary of Operations...............................................1

2.       Income Statements...................................................2

3.       Funds from Operations and Cash Available for Distribution...........3

4.       Balance Sheets......................................................4

5.       Security Capital U.S. Realty Strategic Alliance Summary.............5

6.       $50 Million Private Placement Summary...............................6

7.       Partnership Units Summary...........................................7

8.       Unconsolidated Real Estate Investments..............................8

9.       Debt Summary........................................................9

10.      Real Estate Status Report.......................................10-13

11.      Summary of Significant Tenants.....................................14

12.      Analysis of Lease Costs............................................15

13.      Lease Expiration Table.............................................16

14.      1996 Shopping Center Acquisitions and Developments..............17-18

15.      Press Release...................................................19-20

                              INVESTOR RELATIONS
                                Brenda Paradise
                       121 W. Forsyth Street, Suite 200
                             Jacksonville, FL 32202
                                (904) 356-7000

                           Regency Realty Corporation
                              Income Statements
                For the Periods Ended December 31, 1996 and 1995




                                                                  Three Months Ended                   Year to Date
                                                                   1996            1995           1996            1995
                                                                  Actual          Actual         Actual          Actual



Operations and Capitalization:

Funds from Operations (see page 3 for detail) .........         5,677,366      3,302,884         20,770,430     12,300,736
FFO per share .........................................             $0.52          $0.48              $2.01          $1.86
FFO per share Growth ..................................               9.0%          --                 8.3%         --

Cash available for Distribution (see page 3 for detail)         5,024,371      2,799,307         19,239,186     11,312,673
CAD per share (a) .....................................             $0.46          $0.40              $1.86          $1.71

EBITDA ................................................         7,764,229      5,536,308         29,500,064     20,861,170
Net Income for common stockholders ....................         1,709,400      1,126,451          9,907,145      4,993,799
Net Income per share (a) ..............................             $0.16          $0.16              $0.96          $0.75

Dividends declared per share ..........................           $ 0.405         $0.395            $ 1.620         $1.580
Dividend payout ratio of FFO ..........................              78.1%          83.0%              80.7%          85.2%
Dividend payout ratio of CAD ..........................              88.2%          97.9%              87.1%          92.6%


 Debt to Total Market Capitalization Analysis        12-31-96         12-31-95

Common shares and CSE's outstanding (a) ............ 13,619,221      9,704,191
Common equity value based on closing stock price ...  $ 357,505    $   167,397
Series A Preferred Stock equity value ..............          0          1,916
Outstanding debt ...................................    171,607        115,617
                                                      ----------      --------

Total Market Capitalization ........................  $ 529,112    $   284,931
Debt to Total Market Capitalization ................       32.4%          40.6%

                                                                  Three Months Ended                   Year to Date
                                                                   1996            1995           1996            1995
                                                                  Actual          Actual         Actual          Actual

Real Estate Portfolio:

Company owned GLA (excluding current development) .....         5,512,009      3,980,909
Portfolio Increase since prior year end ...............              38.5%            na
Total GLA including anchor owned stores ...............         5,907,300      4,336,057
Percent leased (including preleased) ..................              95.4%          96.2%
Net Operating Income ..................................         8,811,718      6,337,681         31,505,641     23,112,461
NOI growth ............................................              39.0%          na                 36.3%          na
NOI - same properties (b) .............................         5,788,938      5,777,514         23,792,223     23,115,167
NOI growth - same properties ..........................               0.2%          na                  2.9%          na
Average base rent per square foot .....................           $  8.73       $   8.54

Company owned retail GLA (excl current development) ...         5,213,770      3,682,670
Portfolio Increase since prior year end ...............              41.6%          na
Total retail GLA ......................................         5,609,061      4,037,818
Percent leased (including preleased) ..................              95.4%          96.2%
Percent of total company owned GLA ....................              94.6%          92.5%
Retail Same Property NOI (b) ..........................         5,071,027      5,112,457         20,978,323     20,405,043
Retail NOI as a percent of total NOI ..................              87.6%          88.5%              88.2%          88.3%
Average base rent per square foot .....................           $  8.40        $  8.08

Company owned office GLA ..............................           298,239        298,239
Percent leased (including preleased) ..................              94.7%          95.8%
Office Same Property NOI ..............................           717,911        665,057          2,813,900      2,710,124
Average base rent per square foot .....................           $ 14.54        $ 14.14


a) includes the common shares (CSE's) that the Class B common stock will be convertible into after three years from the issuance date (12/95), subject to certain limitations. All per share amounts reflect the Class B common and OP Units as if they have been converted into common stock (i.e per share amounts are fully diluted). (b) 1996 same property NOI excludes properties acquired after 6/30/95, and 1995 includes properties acquired before 6/30/95 as if they had occured on 1/1/95. New developments, and additions or expansions to existing properties are included in same property NOI and reflect pro forma rent from the anchors as if they occupied on 1/1/95.

                          Regency Realty Corporation
                             Income Statements
                For the Periods Ended December 31, 1996 and 1995

                                                                       Three Months Ended                       Year to Date
                                                                      1996            1995                  1996            1995
                                                                     Actual          Actual                Actual          Actual
Real Estate Operating Revenues:
  Minimum rent                                                    9,807,333      6,789,034             34,705,905      25,044,201
  Percentage rent                                                   399,196        193,728                997,981         672,986
  Recoveries from tenants                                         2,293,527      1,833,113              7,729,404       5,840,043
  Equity income of unconsolidated partnerships                       31,858         (9,467)                69,990           1,956
                                                              -------------    -----------          -------------    ------------
                                                                 12,531,914      8,806,408             43,503,280      31,559,186
                                                              -------------    -----------          -------------    ------------
Real Estate Operating Expenses:
  Operating and maintenance                                       2,299,803      1,562,707              7,655,934       5,682,967
  Real estate taxes                                               1,437,653        973,580              4,409,460       3,000,557
                                                              -------------  -------------          -------------    ------------
                                                                  3,737,456      2,536,287             12,065,394       8,683,524
                                                              -------------  -------------          -------------    ------------
                 Net Property Revenues                            8,794,458      6,270,121             31,437,886      22,875,662

Third Party Revenues:
  Leasing, brokerage and development fees                           774,182        516,395              2,851,945       1,639,103
  Property management fees                                          158,177        128,412                592,342         786,630
                                                               ------------   ------------            -----------    ------------
                                                                    932,359        644,807              3,444,287       2,425,733
                                                               ------------   ------------            -----------    ------------

Other Expenses (Income):
  General and administrative                                      2,150,031      1,508,749              6,048,140       4,894,432
  Depreciation & amortization                                     2,650,099      1,770,356              8,758,067       6,436,092
  Interest expense                                                3,404,730      2,333,431             10,777,131       8,840,376
  Interest (income)                                                (187,443)      (130,129)              (666,031)       (454,207)
                                                             --------------   ------------          -------------    -------------
                                                                  8,017,417      5,482,407             24,917,307      19,716,693
                                                             --------------   ------------          -------------    -------------

                 Net Income                                       1,709,400      1,432,521              9,964,866       5,584,702
Preferred Stock Dividends                                                 0        306,070                 57,721         590,903
                                                              -------------    -----------          -------------     -----------
                 Net income for common stockholders               1,709,400      1,126,451              9,907,145       4,993,799
                                                              =============    ===========          =============     ===========
Other Information:
                 NOI to gross rents                                -              -                            72%             73%
                 Tenant Recoveries to Property Expenses            -              -                            64%             66%
                 G&A / property revenues (2)                       -              -                             6%              8%
                 EBITDA                                           7,764,229      5,536,308             29,500,064      20,861,170

Net operating income:
Net Property Revenues                                     $       8,794,458      6,270,121             31,437,886      22,875,662
Joint venture depreciation add back                                  10,228          6,420                 39,627          29,019
Straight-lining of rents reversal                                     7,032         61,140                 28,128         207,780
                                                             --------------   ------------         --------------     -----------
     Net Operating Income - actual                        $       8,811,718      6,337,681             31,505,641      23,112,461
                                                             ==============   ============         ==============     ===========
     NOI Growth                                                       39.0%                                 36.3%

Net Operating Income - same property comparison                   5,788,938      5,777,514  (1)        23,792,223      23,115,167
      NOI Growth - same property                                       0.2%                                  2.9%

(1) 1996 same property NOI excludes properties acquired after 6/30/95, and 1995 includes properties acquired before 6/30/95 as if they had occured on 1/1/95. New developments, and additions or expansions to existing properties are included in same property NOI and reflect pro forma rent from the anchors as if they occupied on 1/1/95.
(2) G&A is net of third party revenues

                          Regency Realty Corporation
                             Income Statements
                For the Periods Ended December 31, 1996 and 1995

                                                                       Three Months Ended                       Year to Date
                                                                      1996            1995                  1996            1995
                                                                     Actual          Actual                Actual          Actual
Funds From Operations:

  Net Income for common stockholders                                   1,709,400      1,126,451        9,907,145       4,993,799

  Depreciation expense - real property                                 2,408,897      1,525,749        7,761,764       5,610,875
  Amortization of leasing commissions                                     82,586         90,917          287,306         221,874
  Straight-line rent leveling                                              7,032         61,140           28,128         207,780
  Board fees and 401K contributions paid in RRC stock                    251,798        118,024          613,356         451,237
  RRC Long-term Omnibus Plan stock compensation                        1,217,653        380,603        2,172,731         815,171
                                                                    -------------  -------------    ------------     -----------

                 Funds from Operations                                 5,677,366      3,302,884       20,770,430      12,300,736
                                                                    =============  =============    =============    ============
                 FFO per share                                             $0.52          $0.48            $2.01           $1.86
                 FFO per share growth                                       9.0%                            8.3%

     Note: The Company intends to adopt a more conservative method of calculating funds from operations beginning in 1997. The new calculation will no longer add back stock based compensation which is disclosed above as board fees, 401K contributions, and long-term omnibus plan stock compensation; however, a significant portion of these amounts will continue to be paid in stock. For purposes of determining cash available for distribution, stock based compensation will be added back under the new method.

                                                                      Three Months Ended                 Year to Date
                                                                      1996            1995            1996            1995
                                                                     Actual          Actual          Actual          Actual

Cash Available for Distribution:
  Funds from Operations                                                5,677,366      3,302,884       20,770,430      12,300,736
    Leasing Commissions                                                   96,237         15,427          341,906         161,644
    Tenant Improvements                                                  159,749         80,647          341,605         260,983
    Building Improvements                                                397,009        407,503          847,733         565,436
                                                                    -------------  ------------    -------------    ------------
                 Total capital expenditures                              652,995        503,577        1,531,244         988,063
                                                                    -------------  ------------    -------------    ------------

                 Cash Available for Distribution                       5,024,371      2,799,307       19,239,186      11,312,673
                                                                    =============  =============    ============    ============


Analysis of Capital Expenditures Incurred:
  Leasing Commissions Capitalized                                        208,869         69,440          585,889         423,875
     less: revenue enhancing amounts                                    (112,632)       (54,013)        (243,983)       (262,231)

  Tenant Improvements (1)                                                368,203        255,335        1,194,921         793,688
     less: revenue enhancing amounts (1)                                (208,454)      (174,688)        (853,316)       (532,705)

  Building Improvements                                                  672,771        479,999        1,703,330       1,184,955
     less: amts identified at acquisition and reserved                  (275,762)       (72,496)        (855,597)       (619,519)
                                                                    ------------     -----------    -------------   --------------

                 Capital expenditures used for CAD                       652,995        503,577        1,531,244         988,063
                                                                    ============      ===========    ==============  =============

(1) includes costs associated with redevelopment of Ocean Breeze for occupancy by Martin Medical ($650K)

                           Regency Realty Corporation
                          Income Statements (continued)
                For the Periods Ended December 31, 1996 and 1995


                                                                      Three Months Ended                 Year to Date
                                                                      1996            1995            1996            1995
                                                                     Actual          Actual          Actual          Actual

Common Share Data:
                 Common shares issued and outstanding                 10,614,905      6,728,723       10,614,905       6,728,723
                 Common stock equivalents (CSE)  (b)                   2,975,468       -               2,975,468        -
                 Convertible OP Units                                     28,848       -                  28,848        -
                 Common shares and CSE's                              13,619,221      6,728,723       13,619,221       6,728,723
                 Wtd average common shares & CSE's                    10,943,042      6,940,275       10,341,239       6,630,385


Debt Service Coverage Ratio (interest & preferred dividends):
                 Based on FFO                                               2.7            2.3              2.9             2.3
                 Based on CAD                                               2.5            2.1              2.8             2.2
                 Based on EBITDA                                            2.3            2.1              2.7             2.2


(b) Common stock equivalent - the common shares that the Class B common stock will be convertible into subject to certain limitations three years from the issuance date, 12-20-95.

                         Regency Realty Corporation
                                Balance Sheets
                     December 31, 1996 and December 31, 1995



Assets                                                                1996                   1995
------                                                                ----                   ----


Real estate rental property, at cost                           $     390,672,625          278,731,167
  Less:  accumulated depreciation                                     26,213,225           18,631,310
                                                                 ----------------     ----------------
     Real estate rental property, net                                364,459,400          260,099,857

Construction in progress                                               1,695,062                    0
Investments in unconsolidated real estate partnerships                 1,035,107              315,389
                                                                 ----------------     ----------------
    Total investments in real estate, net                            367,189,569          260,415,246

Cash & cash equivalents                                                8,293,229            3,401,701
Accounts receivable                                                    5,281,419            2,620,763
Deferred costs, net of amortization                                    3,961,439            3,598,011
Other assets                                                           1,798,393              969,676
                                                                 ----------------     ----------------
                                                               $     386,524,049          271,005,397
                                                                 ================     ================

Liabilities and Stockholders' Equity
------------------------------------
Securitized mortgage loan                                             51,000,000           51,000,000
Other mortgage loans                                                  46,906,288           42,277,273
Acquisition and development line of credit                            73,701,185           22,339,803
                                                                 ----------------     ----------------
                 Total Notes Payable                                 171,607,473          115,617,076
                                                                 ----------------     ----------------

Tenant security and escrow deposits                                    1,381,673              976,515
Accrued expenses                                                         936,052              936,695
Accounts payable & other liabilities                                   5,364,588            6,468,537
                                                                 ----------------     ----------------
                 Total Liabilities                                   179,289,786          123,998,823
                                                                 ----------------     ----------------

Convertible Operating Partnership Units                                  508,486                    0

Stockholders' Equity
--------------------
Series A Preferred stock                                                       0            1,916,268
Common stock, $.01 par                                                   106,149               67,287
Class B Common stock, $.01 par                                            25,000               25,000
Additional paid-in capital                                           223,080,831          155,221,241
Distributions in excess of net income                                (13,981,770)          (8,073,188)
Stock loans                                                           (2,504,433)          (2,150,034)
                                                                 ----------------     ----------------
     Total Stockholders Equity                                       206,725,777          147,006,574
                                                                 ----------------     ----------------
                                                               $     386,524,049          271,005,397
                                                                 ================     ================

Market Data
Closing common stock price per share                                     $26.250              $17.250
Stock Price High for the Year                                            $26.250              $18.375
Stock Price Low for the Year                                             $15.875              $15.250
Share Volume for the Year                                              6,429,500            2,376,300
Common Shares Outstanding (excludes CSE's)                            10,614,905            6,728,723
Common share equivalents of Class B common (CSE)                       2,975,468            2,975,468
Partnership units held by minority interests                              28,848                    0
Common Stockholders' Value                                           357,504,551          167,397,295
Series A Preferred Stockholder's Value                                        $0           $1,916,268
Total Market Capitalization (TMC)                                    529,112,024          284,930,639
Debt to Total Market Capitalization                                         32.4%                40.6%

                           REGENCY REALTY CORPORATION
                      $132 MILLION STRATEGIC ALLIANCE WITH
                   SECURITY CAPITAL U.S. REALTY ("US Realty")

-------------------------------------------------------------------------------

The following summarizes the strategic alliance between the Company and US Realty and is not a complete description of the terms of the various agreements.

Investment: The Company will sell an aggregate of 7,499,400 shares of Common Stock to US Realty at a price of $17.625 per share for an aggregate purchase price of up to $132,176,925. During 1996, the Company sold 3,651,800 shares to US Realty for a total purchase price of $64,362,975. Not later than June 1, 1997 ("Subsequent Closing"), the Company may sell up to 3,847,600 shares for a total of $67,813,950. US Realty will have the right, exercisable on a one-time basis in June 1997, to purchase from the Company additional shares of Common Stock to the extent that the shares to be acquired at the Subsequent Closing has not yet been purchased. At the completion of the sale of the 7,499,400 shares, US Realty will own approximately 43.2% of the outstanding Common Stock of the Company on a fully diluted basis.

Other Provisions: Other provisions related to the transaction are contained in the Stock Purchase Agreement, and the exhibits thereto that have been filed with the Security and Exchange Commission.

                           REGENCY REALTY CORPORATION
                          $50 MILLION PRIVATE PLACEMENT

------------------------------------------------------------------------


Security Issued:
2,500,000 shares of Class B Common Stock at $20 per share.

Issuance Date:
December 20, 1995

Dividend Rights:
Dividends are payable when and if declared by the Board of Directors pari passu with any dividend on the common stock of the corporation. Dividends are calculated on a calendar quarterly basis from the issuance date. Dividends do not accrue in arrears.

Voting Rights:
None except those issues specifically involving Class B holders.

Liquidation Preference:
None. Pari passu with the holders of record of common stock.

Conversion Rights:
Convertible into 2,975,468 shares of common stock. Holder shall have the right to begin converting on the third anniversary of the issuance date subject to certain limitations. Holder is limited to owning no more than 4.9% of the Company's outstanding common stock, or acquiring from conversion more than 495,911 shares (1/6 of the total) during any consecutive three month period. Such limitations may be exceeded if the holder exercises piggyback registration rights in connection with a public offering, or the holder arranges a sale in compliance with securities law which will not be effected on a securities exchange, quotation system, or over-the-counter market.

Financial Reporting:
The Class B Common Stock is considered to be a common stock equivalent, and therefore all reported per share amounts in the Company's financial statements reflect the Class B Common Shares as if they had been converted to common stock.

                           REGENCY REALTY CORPORATION
                           OPERATING PARTNERSHIP UNITS
===============================================================================


Security Issued:
28,848 Partnership Operating Units or $525,000 RRC Operating Partnership of Georgia, L.P.

Purpose:
The OP Units were issued for the sole purpose of acquiring Parkway Station, a Kroger anchored shopping center located in Warner Robins, Georgia.

Issuance Date:
February 28, 1996 and July 1, 1996

Preferred Return:
None. Distribution per OP Unit is equal to the cash dividend per common shares declared by Regency on the same date as holders of record of common stock.

Conversion Rights:
Each OP Unit is convertible into 1 share of common stock after the first anniversary of the issuance date.

                   Regency Realty Corporation
              Unconsolidated Real Estate Investments
                       December 31, 1996


                                                                                                    RRC
                                     Total        Principal          Total         Total         Ownership    RRC Investment Balance
Property Name        Location         GLA          Tenants           Assets        Debt (1)       Interest    12-31-96     12-31-95
-------------        --------         ---          -------           ------        --------       --------    --------     --------

Village Commons  Tallahassee, FL     233,580      Wal-Mart         $8,394,299      $5,165,078      10.00%     $314,433     $315,389
                                                 Stein Mart

Ocean East (2)      Stuart, FL       113,363     Stuart Fine        4,751,967       1,658,385      25.00%      720,674            0
                                                    Foods
                                               Walgreen's (3)

                                   ----------                   -------------   -------------              -----------  -----------
                                     346,943                      $13,146,266      $6,823,463               $1,035,107     $315,389
                                   ==========                   =============   =============              ===========  ===========


(1)See summary of outstanding debt for specific information regarding debt terms

(2) Property acquired in 1996 and in process of redevelopment - see Acquisitions and Development Summary

(3) Walgreen's to be replaced by Martin Memorial as part of the redevelopment plan

                            Regency Realty Corporation
                            Summary of Outstanding Debt



                                  Lender                            Rate                 Maturity       12-31-96       12-31-95

Fixed Rate Loans:
   Metropolitan Life - Parkway Station                              8.28%                08-01-97       3,801,821       -
   American United Life - Berkshire Commons                         9.80%                02-01-99       8,000,421      8,097,910
   Securitized Loan - Banker's Trust                                6.72%                11-05-00      51,000,000     51,000,000
   Wachovia Bank of Georgia - Newberry Square                       7.60%                06-28-01       6,801,694      6,935,861
   Wachovia Bank of Georgia - Carriage Gate                         7.60%                06-28-01       2,429,176      2,477,093
   Fortis Benefits Insurance - Aventura                             9.50%                03-01-02       8,823,403      8,931,412
   Wachovia Bank of Georgia - The Marketplace                       7.60%                04-01-02       2,331,091      2,371,571
   Wachovia Bank of Georgia - Peachland Promenade                   7.60%                06-01-02       4,370,784      4,453,789
   Wachovia Bank of Georgia - Russell Ridge                         8.01%                08-17-02       6,532,665      6,651,967
                                                                                                    -------------- --------------
                                                                                                       94,091,055     90,919,603
                                                                                                    -------------- --------------
Variable Rate Loans:
   Wells Fargo (1)                                                Libor + 1.625%         05-23-00      73,701,185              0
   First Union National Bank of Florida - Line of Credit          Libor + 2.00%          12-14-96               0     11,169,902
   Barnett Bank of Florida - Line of Credit                       Libor + 2.00%          12-14-96               0     11,169,901
   Sun Bank of North Florida - Paragon Building                   5yr T + 2.00%          03-01-97       2,296,902      2,357,670
   Wachovia Bank - Construction loans                              Prime + 1/4           03-28-98       1,518,331              0
                                                                                                    -------------- --------------
                                                                                                       77,516,418     24,697,473
                                                                                                    -------------- --------------

                                                                                                      171,607,473    115,617,076
                                                                                                    ============== ==============
Percentage of Total Debt:
  Fixed                                                                                                    54.83%         78.64%
  Variable                                                                                                 45.17%         21.36%

Weighted Average Interest Rate:
  Fixed                                                                                                     7.58%          7.52%
  Variable                                                                                                  7.47%          8.07%
                                                                                                    -------------  -------------
     Total                                                                                                  7.54%          7.66%
                                                                                                    =============  =============

                                   Scheduled         Term
Schedule of Maturities by Year:   Amortization     Maturities         Total

   1996                                771,949             0         771,949
   1997                                680,468     5,943,437       6,623,905
   1998                                735,332    19,943,627      20,678,959
   1999                                669,432    44,527,538      45,196,969
   2000                                726,556    69,425,296      70,151,852
   2001                                647,109     8,040,603       8,687,712
   2002                                221,641    19,274,484      19,496,126
                                  ------------- ------------- ---------------
                                     4,452,488   167,154,985     171,607,473
                                  ============= ============= ===============

                                                       RRC                                             RRC's Share
Unconsolidated Partnership Loans:                   Ownership        Rate         Maturity      12-31-96      12-31-95
  Wachovia Bank of Georgia - Village Commons           10%           7.99%        10-09-01       516,508       514,449
  Wachovia Bank of Georgia - Ocean East                25%       Libor + 1.85%    11-25-03       414,596         -

------------------------------
(1) The Company closed on a $75 million unsecured revolving line of credit and paid off the previous lines carried with First Union and Barnett Bank. The new revolving line is interest only for two years, and if then terminated, becomes a 2 year term loan maturing in May, 2000 with principal due in seven equal quarterly installments. However, the borrower may request a one year extension of the interest only revolving period annually, in May of each year beginning in May 1997. In September, 1996, the Company increased the facility to a $90 million commitment.

Regency Realty
Real Estate Status Report
Dec-96



                                                                     Land            Total Operating Owned GLA      Percent Leased
Property Name                                               Year     Area                   Operating GLA           Operating GLA
                                   State       City       Acquired  (acres)    12-31-95        CY Acq  Current  12-31-95     Current

Bonner's Point                       AL      Roanoke         1993     11.9      87,280           0      87,280   100.0%      100.0%
Country Club                         AL     Montgomery       1993      5.5      67,622           0      67,622   100.0%      100.0%
The Marketplace                      AL   Alexander City     1993     13.0     162,723           0     162,723   100.0%      100.0%
Village In Trussville                AL     Birmingham       1993      8.0      69,300           0      69,300    97.8%       97.8%
West County Marketplace              AL     Birmingham       1993     14.0     129,155           0     129,155   100.0%      100.0%
Anastasia Shopping Plaza             FL   St. Augustine      1993     11.4     102,342           0     102,342    94.4%       95.5%
Aventura                             FL       Miami          1994      8.6     102,876           0     102,876    94.6%       81.1%
Berkshire Commons                    FL       Naples         1994     12.5     106,434           0     106,434    99.0%       98.8%
Bolton Plaza                         FL    Jacksonville      1994     15.1     172,938           0     172,938    99.3%       98.4%
Carriage Gate                        FL    Tallahassee       1994      8.7      76,833           0      76,833    93.2%       93.2%
Chasewood Plaza                      FL      Jupiter         1992     14.4     141,034           0     141,034    92.3%       95.0%
Chasewood Storage                    FL      Jupiter         1992      2.9      42,810           0      42,810    99.9%       99.9%
Courtyard                            FL    Jacksonville      1987     17.0      67,794           0      67,794    93.6%       95.5%
Market Place - St. Petersburg        FL   St. Petersburg     1995      9.3      90,296           0      90,296   100.0%       98.1%
Martin Downs Shoppes                 FL       Stuart         1992      6.4      48,932           0      48,932    70.4%       67.4%
Martin Downs Town Center             FL       Stuart         1996      7.6           -      64,546      64,546     0.0%      100.0%
Martin Downs Village Center          FL       Stuart         1992     20.1     121,998           0     121,998    94.0%       93.4%
Millhopper                           FL    Gainesville       1993     11.0      84,444           0      84,444   100.0%       99.4%
Newberry Square                      FL    Gainesville       1994     16.0     181,006           0     181,006    97.9%       98.0%
North Miami Shopping Center          FL       Miami          1993      4.0      42,500           0      42,500   100.0%      100.0%
Ocean Breeze                         FL       Stuart         1992     11.7     111,551           0     111,551    93.2%       94.6%
Ocean East Mall                      FL       Stuart         1996     11.3           -     104,772     104,772     0.0%       93.3%
Old St. Augustine Plaza              FL    Jacksonville      1996     23.9           -     170,220     170,220     0.0%       97.5%
Palm Harbor                          FL     Palm Coast       1996     24.0           -     168,448     168,448     0.0%       99.6%
Peachland Promenade                  FL   Port Charlotte     1995     14.5      82,082           0      82,082   100.0%       96.9%
Regency Square at Brandon            FL       Tampa          1986     52.6     341,751           0     341,751    98.9%       93.8%
Seven Springs                        FL       Tampa          1994     19.5     162,580           0     162,580    96.1%       97.0%
Tequesta Shoppes                     FL      Tequesta        1996     12.5           -     109,766     109,766     0.0%       97.0%
Terrace Walk                         FL       Tampa          1990      4.4      50,926           0      50,926    99.0%       88.0%
University Collections               FL       Tampa          1996     11.3           -     106,627     106,627     0.0%       97.6%
University Market Place              FL   Ft. Lauderdale     1990     13.0     124,101           0     124,101    91.3%       93.1%
Village Center                       FL       Tampa          1995     17.0     181,096           0     181,096   100.0%       97.4%
Village Commons                      FL    Tallahassee       1988     23.8     105,827           0     105,827    71.4%       91.3%
Welleby                              FL   Ft. Lauderdale     1996     12.0           -     109,949     109,949     0.0%       92.3%
Wellington Market Place              FL   W. Palm Beach      1995     18.7     178,555           0     178,555    97.6%       94.4%
Wellington Town Square               FL   W. Palm Beach      1996     11.3           -     105,150     105,150     0.0%       94.4%
Fairway Executive Center             FLO  Ft. Lauderdale     1985      2.0      33,135           0      33,135    97.9%       83.8%
Paragon Cable Building               FLO      Tampa          1993      3.2      40,298           0      40,298   100.0%      100.0%
Quadrant Phase I                     FLO   Jacksonville      1984      8.2      93,827           0      93,827    95.7%       95.0%
Quadrant Phase II                    FLO   Jacksonville      1985      9.6      94,675           0      94,675   100.0%       97.9%
Westland One                         FLO   Jacksonville      1988      3.6      36,304           0      36,304    78.6%       89.9%
Cambridge Square                     GA      Atlanta         1996      9.5           -      68,725      68,725     0.0%       91.4%
LaGrange Marketplace                 GA      LaGrange        1993      8.2      76,327           0      76,327   100.0%       93.7%
Orchard Square                       GA      Atlanta         1995     14.8      85,940           0      85,940    87.4%       91.2%
Parkway Station                      GA   Warner Robins      1996     10.5           -      94,290      94,290     0.0%       94.3%
Russell Ridge                        GA      Atlanta         1994     16.5      98,556           0      98,556   100.0%      100.0%
Sandy Plains Village                 GA      Atlanta         1996     19.0           -     168,513     168,513     0.0%       80.6%
Columbia Marketplace                 MS      Columbia        1993     21.7     136,002           0     136,002    97.5%      100.0%
Lucedale Marketplace                 MS      Lucedale        1993      6.1      49,059           0      49,059   100.0%      100.0%
City View                            NC     Charlotte        1996     14.5           -       77550      77,550     0.0%       98.5%
Union Square                         NC       Monroe         1996     18.8           -      97,191      97,191     0.0%       98.8%
Woodcroft                            NC       Durham         1996     11.8           -      85,353      85,353     0.0%       98.6%


Regency Realty
Real Estate Status Report
December 1996

                                                                Land           Total Company Owned GLA           Percent Leased
Property Name                             # of        Year      Area                Operating GLA                 Operating GLA
                                State  Properties   Acquired   (acres)      12-31-95     CY Acq       Current    12-31-95  Current

Totals by Property Type:
  Retail Shopping Centers          -       46           -         650.3     3,682,670   1,531,100     5,213,770     96.2%   95.4%
      Retail % to total                                                            93%        100%           95%
  Suburban Office Buildings        -        4           -          26.5       298,239           0       298,239     95.8%   94.7%
      Office % to total                                                             7%          0%            5%
       Total                       -       50           -         676.7     3,980,909   1,531,100     5,512,009     96.2%   95.4%

  Grocery Centers Only             -       40           -                   2,842,653   1,531,100     4,373,753     97.1%   95.9%
       Grocery % to Retail                                                         77%        100%           84%

Totals by State:
  Florida Retail                  FL       30           -         446.4     2,720,706     939,478     3,660,184     95.5%   95.1%
       FL % to total                                                               68%         61%           66%
  Georgia Retail                  GA        6           -          78.6       260,823     331,528       592,351     95.9%   90.5%
       GA %  to total                                                               7%         22%           11%
  North Carolina Retail           NC        3           -          45.0             0     260,094       260,094      0%     98.6%
       NC %  to total                                                               0%         17%           5%
  Alabama Retail                  AL        5           -          52.5       516,080           0       516,080     99.7%   99.7%
       AL % to total                                                               13%          0%            9%
  Mississippi Retail              MS        2           -          27.9       185,061           0       185,061     98.2%  100.0%
       MS % to total                                                                5%          0             3%

  Florida Suburban Office        FLO        4           -          26.5       298,239           0       298,239     95.8%   94.7%
       FL % to total                                                                7%          0%            5%

1995 Same Property:
  All Retail Properties            -       32           -         452.5     3,682,670           0     3,682,670     96.2%   95.7%

Regency Realty
Real Estate Status Report
Dec-96

                               Grocery                                                           Tenant    Tenant  Average Base Rent
 Property Name                 Anchor    Grocery                                                  Owned    Owned     PSF/All Tenants
                         State  GLA      Anchor      All Other Principal Tenants                  GLA (a)   Name   12-31-95  Current


Bonner's Point             AL   34,700   Winn-Dixie   Wal-Mart                                        0               $5.02    $5.02
Country Club               AL   35,922   Winn-Dixie   Harco Drugs                                     0               $8.52    $8.57
The Marketplace            AL   47,668   Winn-Dixie   Wal-Mart (c), Beall's, Cato                     0               $5.64    $5.68
Village In Trussville      AL   38,380    Bruno's     Big B Drugs, Movie Gallery                      0               $7.22    $7.30
West County Marketplace    AL   42,848 Food World (a) Wal-Mart, Eckerd Drugs                     42,848 Food World    $5.94    $6.01
Anastasia Shopping Plaza   FL   48,555     Publix                                                     0               $6.89    $7.06
Aventura                   FL   35,908     Publix     Eckerd Drugs, Safra Bank, Chase Federal         0              $11.86   $10.71
Berkshire Commons          FL   65,537     Publix     Walgreen's                                      0              $10.38   $10.40
Bolton Plaza               FL        0                Wal-Mart, Blockbuster, Cato                     0               $6.38    $6.41
Carriage Gate              FL        0                TJX, Discovery Zone                             0               $7.01    $7.09
Chasewood Plaza            FL   39,795     Publix     Walgreen's, Barnett Bank, Ben Franklin          0              $10.56   $10.35
Chasewood Storage          FL        0                Mini storage                                    0               $5.63    $6.11
Courtyard                  FL   66,446 Albertsons (a) Luria's                                    66,446 Albertsons    $7.70    $7.95
Market Place - St. Pete.   FL   36,464     Publix     Eckerd Drugs                                    0               $8.32    $8.28
Martin Downs Shoppes       FL        0                1st Bank of Indiantown                          0               $9.60    $9.31
Martin Downs Town Center   FL   56,146     Publix                                                     0               NA      $10.65
Martin Downs Village       FL   39,795     Publix     Walgreen's, Barnett Bank                        0               $9.25    $9.37
Millhopper                 FL   37,244     Publix     Eckerd Drugs, Clothworld                        0               $4.41    $4.54
Newberry Square            FL   39,795     Publix     Kmart, Jo-Ann Fabrics, Cato, Dockside           0               $6.80    $6.85
North Miami SC             FL   32,000     Publix     Eckerd Drugs                                    0               $6.17    $6.17
Ocean Breeze               FL   36,464     Publix     Walgreen's, Barnett Bank, Coastal Care          0               $7.68    $7.83
Ocean East Mall            FL   38,100  Stuart Foods  Walgreen's                                      0               NA       $7.99
Old St. Augustine Plaza    FL   42,112     Publix     Eckerd Drugs, Waccamaw                          0               NA       $6.79
Palm Harbor                FL   45,254     Publix     Eckerd, Bealls, Blockbuster                     0               NA       $8.69
Peachland Promenade        FL   48,890     Publix     Ace Hardware                                    0               $8.80    $8.89
Regency Square-Brandon     FL        0                Mrshlls, JoAnn, AMC, Stpls,                     0               $9.23    $9.60
                                                      Mchls, TJX, Luria, S&K
Seven Springs              FL   35,000   Winn-Dixie   Kmart                                           0               $6.90    $7.03
Tequesta Shoppes           FL   39,795     Publix     Walgreen's                                      0               NA       $7.82
Terrace Walk               FL        0                Luria's (c)                                     0               $9.18    $8.63
University Collections     FL   40,143  Kash N Karry  Eckerd Drug, Jo Ann, Dockside,             40,143 Kash N        NA      $13.10
                                                      Fuddruckers, Chilis
University Market Place    FL   63,139 Albertsons (a) Petsmart, Linens Supermarket,              63,139 Albertsons   $10.55   $10.45
                                                      Squiggles & Giggles
Village Center             FL   36,434     Publix     Walgreens, Stein Mart, Cato, Dockside           0               $8.64    $8.89
Village Commons            FL        0                Wal-Mart (a) , Steinmart, Shoe Station,   127,753 Wal-Mart     $11.13   $10.53
                                                       Ben Franklin
Welleby                    FL   46,779     Publix     Walgreens                                       0               NA       $8.57
Wellington Market Place    FL   46,475   Winn-Dixie   Walgreens, United Artists                       0              $11.74   $11.88
Wellington Town Square     FL   36,464     Publix     Eckerd Drug                                     0               NA      $10.68
Fairway Executive Center   FLO       0                Tarmac of Florida (b)                           0              $13.72   $14.97
Paragon Cable Building     FLO       0                Paragon Cable (b)                               0               $7.44    $7.81
Quadrant Phase I           FLO       0                RS&H, AT&T, Caterpillar (b)                     0              $17.47   $17.87
Quadrant Phase II          FLO       0                TSS, GTE, Xerox, AmSouth (b)                    0              $15.74   $16.24
Westland One               FLO       0                Logistics Services (b)                          0               $8.33    $8.53
Cambridge Square           GA   32,000   Winn-Dixie   Big B Drugs                                     0               NA       $7.85
LaGrange Marketplace       GA   46,733   Winn-Dixie   Eckerd Drugs                                    0               $6.69    $6.63
Orchard Square             GA   36,990      A&P       Big B Drugs                                     0               $7.53    $8.02
Parkway Station            GA   42,130     Kroger                                                     0               NA       $7.68
Russell Ridge              GA   63,296     Kroger     Blockbuster                                     0              $10.37   $10.43
Sandy Plains Village       GA   60,009     Kroger     Revco, Blockbuster, Ace Hardware                0               NA      $11.44
Columbia Marketplace       MS   41,895   Winn-Dixie   Wal-Mart, Cato                                  0               $4.59    $4.69
Lucedale Marketplace       MS   35,059   Delchamps    Wal-Mart (a)                               54,962 Wal-Mart      $6.66    $6.81
City View                  NC   44,000   Winn-Dixie   Revco, Public Library                           0               NA       $8.37
Union Square               NC   33,000 Harris Teeter  Revco, Consolidated Theatres, Blockbuster       0               NA       $8.87
Woodcroft                  NC   26,752   Food Lion    Kerr Drugs                                      0               NA       $9.26

Regency Realty
Real Estate Status Report
Dec-96

                                             Grocery                                       Tenant    Tenant   Average Base Rent PSF
Property Name                                 Anchor       Grocery                          Owned     Owned       All Tenants
                                    State      GLA         Anchor   All Other Principal     GLA (a)    Name   12-31-95      Current
                                                                          Tenants

Totals by Property Type:
  Retail Shopping Centers             -       -                -   See detail of tenant     395,291      -      $8.08      $8.40
                                                                   names by property
 Retail % to total
       Suburban Office Buildings      -       -                -              "                   0      -     $14.14     $14.54
Office % to total
   Total                              -       -                -              "             395,291      -      $8.54      $8.73

  Grocery Centers Only                -      1,714,116         40             "             267,538      -      $7.99      $8.38
 Grocery % to Retail                                                                              1      -

Totals by State:
  Florida Retail                     FL      1,052,734         24             "             297,481      -      $8.63      $8.76
               FL % to total                       61%
  Georgia Retail                     GA        281,158          6             "                   0      -      $8.39      $9.07
               GA %  to total                      16%
  North Carolina Retail              NC        103,752          3             "                   0      -      $0.00      $8.85
               NC %  to total                       6%
  Alabama Retail                     AL        199,518          5             "              42,848      -      $6.20      $6.25
               AL % to total                       12%
  Mississippi Retail                 MS         76,954          2             "              54,962      -      $5.15      $5.25
               MS % to total                        4%

  Florida Suburban Office           FLO             -           -             "                  -       -     $14.14     $14.54
               FL % to total

1995 Same Property:
  All Retail Properties               -      1,131,432         21             "             355,148      -      $8.08      $8.13

                  Regency Realty Corporation
Summary of Principal Tenant Rents > 1% of Annualized Total Rent
                   December 31, 1996


                                                 % to Company   # of
   Tenant        SF       Base Rent  Total Rent  Total Rent    Stores
   ------        --       ---------  ----------  ----------    ------
Publix           763,431   4,294,946   5,654,617    10.69%      18
Winn Dixie       364,393   2,116,799   2,432,073     4.60%       9
Wal-Mart         393,487   1,588,180   1,765,280     3.34%       5
Kroger           165,435   1,360,421   1,566,150     2.96%       3
Walgreens        116,640   1,013,270   1,469,878     2.78%       9
AMC Theater       72,616     838,032   1,003,651     1.90%       1
K-Mart           168,306     948,153     987,130     1.87%       2
Eckerd           101,095     600,738     887,746     1.68%      10
Luria's           69,855     451,908     592,686     1.12%       3
Waccamaw          87,752     434,372     538,633     1.02%       1
Jo-Ann Fabrics    52,230     457,016     527,396     1.00%       4

                         Regency Realty Corporation
                             Analysis of Lease Costs
                                December 31, 1996






--------------------------------------------------------------------------------
            Tenant Improvements        Sq Ft (a)         TI $      TI $ PSF
--------------------------------------------------------------------------------

Revenue Enhancing Leases (b)             79,776     $853,316        $10.70
Non Revenue Enhancing Leases            346,226     $341,605         $0.99
                                    ----------------------------------------
                                        426,002   $1,194,921         $2.80
                                    ========================================




----------------------------------------------------------------------------
            Leasing Commissions        Sq Ft (a)     Comm $   Comm $ PSF
----------------------------------------------------------------------------

Revenue Enhancing Leases                 97,144     $243,983         $2.51
Non Revenue Enhancing Leases            303,941     $341,906         $1.12
                                    ----------------------------------------
                                        401,085     $585,889         $1.46
                                    ========================================




----------------------------------------------------------------------------
                Total Costs                           Total   Comm $ PSF
----------------------------------------------------------------------------

Revenue Enhancing Leases                           $1,097,299        $13.21
Non Revenue Enhancing Leases                         $683,511         $2.11
                                                 ---------------------------
                                                   $1,780,810         $4.27
                                                 ===========================



(a) Total includes SF for transactions closed in the previous year if expenditures were made in the current year.

(b) Costs associated with center redevelopment of space to be occupied by Coastal Care, a subsidiary of Martin County Medical Hospital at Ocean Breeze.

                           Regency Realty Corporation
                            Tenant Lease Expirations


The following table sets forth, for retail leases in place as of December 31, 1996, a schedule of the lease expirations for the retail shopping centers for the next ten years, assuming that no tenants exercise renewal options:

                                   Percent of        Future
                                      Total          Minimum
     Lease                           Company       Rent Under    Percent of
   Expiration       Expiring         Square         Expiring        Total
      Year             GLA           Footage         Leases       Rent (2)
      ----             ---           -------         ------       --------

      (1)                104,491       1.9%         $1,143,716       2.5%
      1997               400,588       7.3%          4,403,023       9.5%
      1998               524,025       9.5%          4,930,303      10.6%
      1999               403,446       7.3%          4,744,269      10.2%
      2000               214,602       3.9%          2,598,493       5.6%
      2001               306,335       5.6%          3,457,572       7.4%
      2002               314,026       5.7%          2,303,083       5.0%
      2003               216,386       3.9%          1,565,877       3.4%
      2004               133,002       2.4%          1,242,960       2.7%
      2005               174,354       3.2%          1,705,906       3.7%
      2006               208,155       3.8%          1,562,226       3.4%
                 -------------------------------------------------------
  10 Yr Total          2,999,410      54.4%         29,657,428      63.8%
                 --------------------------------------------------------

-----------------
(1) leases currently under month to month lease or in process of renewal (2) Total rent includes current minimum rent and future contractual rent steps for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.


The following table sets forth, for office leases in place as of December 31, 1996, a schedule of the lease expirations for the office complexes for all office tenants, assuming that no tenants exercise renewal options:


                                   Percent of        Future
                                      Total          Minimum
     Lease                           Company       Rent Under      Percent of
   Expiration       Expiring         Square         Expiring          Total
      Year             NRA           Footage         Leases         Rent (2)
      ----             ---           -------         ------         --------

      1997                36,957       0.7%          563,261           1.2%
      1998                92,325       1.7%        1,504,915           3.2%
      1999                38,780       0.7%          635,643           1.4%
      2000                46,421       0.8%          736,469           1.6%
      2001                28,539       0.5%          420,137           0.9%
      2007                40,298       0.7%          512,591           1.1%
                 ----------------------------------------------------------
     Total               283,320       5.1%        4,373,016           9.4%
                 ----------------------------------------------------------

                          Regency Realty Corporation
               1996 Shopping Center Acquisitions and Developments


I.  Acquisitions
                                                                                   Occupancy
    Date                                                                    Year      at        Completed      NOI
    Acquired            Property Name           City/State       GLA       Built  Acquisition      Cost       Yield   Anchor Tenants
    --------            -------------           ----------       ---       -----   ----------      ----       -----   -------------


    02-28-96     Parkway Station (1)          Warner Robins, GA   94,290  1983/1987   97.6%       $5,400,000   10.74%    Kroger

    05-31-96     Welleby Plaza                Sunrise, FL        109,949     1982     93.7%       $7,146,000   10.52%    Publix,
                                                                                                                       Walgreens

    07-16-96     Union Square S.C.            Monroe, N.C.        97,191     1989     94.7%       $7,229,000   10.27% Harris Teeter,
                                                                                                                         Revco

    07-16-96     City View S.C.               Charlotte, N.C.     77,550     1993     98.5%       $5,610,000   10.38%  Winn Dixie,
                                                                                                                         Revco

    08-01-96     Palm Harbour                 Palm Coast, FL     159,369  1978/1991   99.5%      $12,967,000   10.16% Publix, Eckerd
                                                                                                                       Bealls

    08-09-96     Sandy Plains Village         Atlanta, GA        168,513  1979/1990   98.3%      $13,302,000   10.15%    Kroger,
                                                                                                                          Revco
                                                                                                                       Blockbuster

    10-01-96     Tequesta Shoppes             Tequesta, FL       109,766     1986     99.3%       $8,225,000    9.66%    Publix,
                                                                                                                        Walgreens

    10-24-96     University Collections       Tampa, FL          106,627     1984     95.6%      $11,527,000   10.39% Kash N Karry,
                                                                                                                         Eckerd
                                                                                                                     Jo Ann Fabrics
                                                                                                                        Dockside,
                                                                                                                       Fudruckers
                                                                                                                        Chili's,
                                                                                                                        Kinko's

    12-06-96     Old St. Augustine Plaza      Jacksonville, FL   170,220     1990     97.5%       $9,455,000   10.21%     Publix,
                                                                                                                          Eckerd
                                                                                                                         Wacammaw

    12-10-96     Wellington Town Square       W. Palm Beach, FL  105,160     1982     94.4%       $9,425,000    9.59%     Publix,
                                                                                                                          Eckerd

    12-20-96     Woodcroft S.C.               Durham, NC          85,353     1984     98.6%       $6,776,000    9.83%   Food Lion,
                                                                                                                        Kerr Drug

    12-27-96     Cambridge Square             Atlanta, GA         68,725     1979     91.4%       $3,806,000   10.24%  Winn-Dixie,
                                                                                                                         Big B

    12-27-96     Town Center at Martin Downs  Stuart, FL          64,546     1996    100.0%       $6,250,000   10.23%    Publix
                                                                                                 ------------  -----

                                                                                                $107,118,000   10.16%
                                                                                                =============  ======

                     Regency Realty Corporation
       1996 Shopping Center Acquisitions and Developments



II.  Development/Redevelopments

                                                                    Estimated                Estimated   Estimated
  Date                                                   GLA at     Completion   Current     Completed   Stabilized  Anchor Tenants
Acquired   Property Name              City/State       Completion      Date      Prelease       Cost       Yield     At Completion
--------   -------------              ----------       ----------      ----      --------       ----        -----    -------------


01-31-96   Ocean East Mall (1) (R)    Stuart, FL        113,363     3rd Qtr 1997    58.23%  $8,611,247      12.27%    Stuart Fine
                                                                                                                       Foods,
                                                                                                                       Martin
                                                                                                                       Memorial

03-21-96   South Monroe (2) (N)       Tallahassee, FL    80,440     3rd Qtr 1997    60.00%  $6,592,000      11.00%     Winn Dixie
                                                                                                                        Eckerds
                                                                                           $15,203,247
                                                                                          ============

--------------------------------------
(1)  Regency acquired a 25% interest.
(2)  Regency acquired a 100% interest.
(R) Redevelopment Project
(N) New Development Project

                           Regency Realty Corporation
                                  Press Release

--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE                      CONTACT: Bruce Johnson or
                                                 Brenda Paradise (904) 356-7000
--------------------------------------------------------------------------------


                       REGENCY REALTY CORPORATION REPORTS
   FUNDS FROM OPERATIONS OF $2.01 FOR THE YEAR ENDED DECEMBER 31, 1996 AND
                INCREASES QUARTERLY DIVIDEND TO $.42

        Jacksonville, FL, January 28, 1997 -- The Board of Directors of Regency Realty Corporation (NYSE:REG), yesterday declared and increased its quarterly cash dividend to $.42 per share, ($1.68 on an annualized basis) payable on February 26, 1997, to shareholders of record on February 12, 1997. The 4th quarter dividend pay out ratio of Funds From Operations ("FFO") is 78% vs. 83% in the comparable prior year quarter.

        The Company also announced its 1996 financial results. For the quarters ended December 31, 1996 and 1995, FFO was $5,677,366 or $.52 cents per share vs. $3,302,884 or $.48 cents per share, respectively. For the year ended December 31, 1996 and 1995, FFO was $20,770,430 or $2.01 per share vs. $12,300,736 or
$1.86 per share, respectively. Net income for common stockholders for the year ended December 31, 1996 and 1995 was $9,907,145 or $.96 per share vs. $4,993,799 or $.75 cents per share, respectively.

        The real estate portfolio containing 5.5 million SF of primarily grocery anchored shopping centers was 95.4% leased at December 31, 1996. During 1996, the Company acquired 13 grocery anchored shopping centers for approximately $107.1 million representing 1.5 million SF.

        Regency Realty Corporation is dedicated to being the leading investor, operator, and developer of grocery anchored neighborhood shopping centers in targeted infill markets in the Southeast. The Company headquartered in
Jacksonville, Florida, currently owns and manages approximately 5.5 million square feet in 50 properties. Operating as a fully integrated real estate company, Regency Realty Corporation is a qualified real estate investment trust which is self administered and self managed.

                          Supplemental Financial Report

         A copy of the Company's 1996 supplemental financial report for the quarter ended December 31, 1996 is available to all interested parties upon written request to Brenda Paradise, Investor Relations, Regency Realty Corporation, 121 West Forsyth Street, Suite 200, Jacksonville, Florida, 32202. Previously issued press releases are also available through PR Newswire's fax service at 800-758-5804 ext. 738469 or on the Internet at http://www.prnewswire.com.

                           Regency Realty Corporation
                  Summary Consolidated Statements of Operations
                For the Periods Ended December 31, 1996 and 1995
                (in thousands, except per share data - unaudited)


                                                       Three Months Ended               Twelve Months Ended

                                                       1996          1995               1996              1995
                                                      Actual        Actual             Actual           Actual

Real estate operation revenues                   $   13,464       $    9,451        $  46,948       $   33,985
Real estate operation expenses                        8,538            5,815           26,872           20,014
Net interest expense                                  3,217            2,203           10,111            8,386
                                                     ------            ------          ------           ------
    Net income                                        1,709            1,433            9,965            5,585
Preferred stock dividends                                 0              306               58              591
                                                    -------         --------         --------        ---------
    Net income for common stockholders           $    1,709       $    1,127         $  9,907       $    4,994
                                                   ========         ========         ========        =========

Property net operating income                         8,812            6,338           31,506           23,112
Funds from operations (FFO)                           5,677            3,303           20,770           12,301
Weighted average shares outstanding                  10,943            6,940           10,341            6,630
Net income per common share                           $0.16            $0.16             $.96            $0.75
FFO per share                                         $0.52            $0.48            $2.01            $1.86


                       Summary Consolidated Balance Sheet
                           December 31, 1996 and 1995
                                 (in thousands)

Assets:                                                 1996          1995
-------                                                ----           ----

Investments in real estate, at cost net of
    accumulated depreciation                        $  367,190    $  260,415
Cash and cash equivalents                                8,293         3,402
Accounts receivable, net                                 5,281         2,621
Deferred costs and other assets                          5,760         4,567
                                                    ----------    ----------
     Total Assets                                   $  386,524    $  271,005
                                                    ==========    ==========

Liabilities and Stockholders' Equity:

Mortgage loans and acquisition line of credit      $   171,607    $  115,617
Other liabilities                                        7,133         8,382
                                                      --------    ----------
     Total Liabilities                                 179,290       123,999
Convertible Partnership Units                              508             -
Stockholders' Equity                                   206,726       147,006
                                                   -----------   -----------
     Total Liabilities and Stockholders' Equity    $   386,524    $  271,005
                                                   ===========    ==========